Income Taxes	9 Months Ended
Sep. 30, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The following table presents the components of loss before income taxes (in thousands):

	Year Ended December 31,
	2018	2019	2020
U.S.	(63,467)	(48,650)	(56,758)
Foreign	(1,479)	(3,532)	(821)
Total	(64,946)	(52,182)	(57,579)
The following table presents the components of the (provision for) benefit from income taxes (in thousands):

	Year Ended December 31,
	2018	2019	2020
Current tax expense:
U.S. Federal	$—	$—	$—
State	—	(29)	(5)
Foreign	(9)	(91)	(204)
Total current	(9)	(120)	(209)
Deferred tax expense:
U.S. Federal	—	—	—
State	—	—	—
Foreign	278	588	303
Total deferred tax benefit	278	588	303
Total income tax benefit	$269	$468	$94
The following table presents a reconciliation of the statutory federal rate to the Company’s effective tax rate:

	Year Ended December 31,
	2018	2019	2020
Federal income taxes at statutory rate	21.0%	21.0%	21.0%
State taxes, net of federal benefit	1.8	1.7	1.6
Tax credits	1.3	1.6	0.2
Equity compensation	(1.1)	(1.0)	(0.9)
Change in valuation allowance	(21.3)	(20.6)	(20.9)
Other, net	(1.3)	(1.8)	(0.8)
Effective income tax rate	0.4%	0.9%	0.2%
The following table presents the significant components of the Company’s deferred tax assets and liabilities (in thousands):

	December 31,
	2019	2020
Deferred tax assets:
Net operating loss carryforward	$46,810	$55,649
Tax credit carryforward	2,199	2,298
Reserves and accruals	1,030	909
Stock based compensation	498	1,011
Property, plant and equipment	—	214
Other	21	898
Total deferred tax assets	50,558	60,979
Less: Deferred tax assets valuation allowance	(45,180)	(57,225)
Total deferred tax assets, net of valuation allowance	5,378	3,754
Deferred tax liabilities:
Capitalized internal-use software costs	(3,223)	(2,477)
Intangibles	(1,076)	(42)
Property, plant and equipment	(153)	—
Total deferred tax liabilities	(4,452)	(2,519)
Net deferred tax assets	$926	$1,235
The following table presents a rollforward of the valuation allowance (in thousands):

	Year Ended December 31,
	2018	2019	2020
Balance at beginning of period	$20,620	$34,435	$45,180
Increase in valuation allowance	13,815	10,745	12,045
Balance at end of period	$34,435	$45,180	$57,225
As of December 31, 2020, the Company had federal net operating loss carryforwards of $234.8 million, state net operating loss carryforwards of $80.5 million and foreign net operating loss carryforwards of $6.4 million which may be available to reduce future taxable income. The gross federal net operating loss (“NOL”) carryforwards generated during and after 2018 totaling $134.2 million are carried forward indefinitely, while all others, if not utilized, will expire beginning in 2031. The gross state NOL carryforwards will expire beginning in 2025. Realization of deferred tax assets is dependent upon the generation of future taxable income, if any, the timing and amount of which are uncertain. The Company has recorded a full valuation allowance against its net U.S. deferred tax assets as of December 31, 2019 and 2020 because, based on the weight of available evidence, it is more-likely-than-not (a likelihood of more than 50%) that some or all of the deferred tax assets will not be realized.
The Company is open to examination by the U.S. federal tax jurisdiction for the years ended December 31, 2017 through 2020. The Company is also open to examination for 2011 and forward with respect to U.S. federal net operating loss carryforwards generated and carried forward from those years. There are currently no federal or state income tax audits in process.
The NOLs are subject to review and possible adjustment by the IRS and state tax authorities. NOL carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant stockholders over a three-year period in excess of 50%, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change.
Subsequent ownership changes may further affect the limitation in future years. The Company has not yet conducted a study to determine if any such changes have occurred that could limit the Company’s ability to use the net operating losses and tax credit carryforwards. In the event the Company experienced an ownership change, or should experience an ownership change in the future, the amount of net operating loss and tax credit carryforwards available in any taxable year could be limited and may expire unutilized.
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows (in thousands):

	Year Ended December 31,
	2018	2019	2020
Beginning of period	$218	$383	$550
Current year tax position increases	165	167	24
End of period	$383	$550	$574
The gross unrecognized tax benefits as of December 31, 2018, 2019 and 2020, if recognized, would not affect the effective tax rate as these unrecognized tax benefits would increase deferred tax assets that would be subject to a full valuation allowance. No material changes in the gross unrecognized tax benefits are expected over the next twelve months.
Income Taxes
The Company’s tax provision for interim periods is determined using an estimated annual effective tax rate, adjusted for discrete items in the related period. The effective tax rate for the three months ended September 30, 2021 and 2020 was 0.0% and 0.7%, respectively, and 0.3% and 0.2% for the nine months ended September 30, 2021 and 2020, respectively. The change in effective tax rate is primarily due to a discrete item in the second quarter of 2021 related to the enacted tax law change which increased the general United Kingdom tax rate from 19.0% to 25.0%, effective April 1, 2023 and the effect of U.S. losses being excluded from the Company’s estimated annual effective tax rate due to recording a full valuation allowance on the U.S. deferred tax assets.
During the three and nine months ended September 30, 2021, the amount of gross unrecognized tax benefits increased by $5 thousand and $12 thousand, respectively, of which all, if recognized, would not affect the effective tax rate as these unrecognized tax benefits would increase deferred tax assets that would be subject to a full valuation allowance.